DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2025
Disclosure of analysis of single amount of discontinued operations [abstract]
DISCONTINUED OPERATIONS
NOTE 23:-    DISCONTINUED OPERATIONS

a.
On April 17, 2025, the Company's board of directors approved the execution of an Asset Purchase Agreement between the Company, Lavie Bio Ltd., Taxon Biosciences Inc., and Dead Sea Works Ltd. (“purchase agreement”). As part of the purchase agreement, it was also decided to sell the MicroBoost AI for Agriculture operations. On July 8, 2025, the Company announced the closing of the transaction, for cash consideration of approximately $ 18,714. (See Note 1d). The Company recognized revenue from the transaction of approximately $6,413.

The following data represents the operating results attributed to the discontinued operations:

	December 31,
	2025	2024	2023

Revenues	$151	$2,934	$2,658
Cost of sales	128	302	202
Gross profit	23	2,632	2,456

Other income	6,413	-	-
Research and development, Selling, general and administrative expenses, net	852	6,014	6,582

Operating income (loss)	5,584	(3,382)	(4,126)
Finance income (expenses), net	99	145	236

Income (loss) before taxes on income	5,683	(3,237)	(3,890)
Taxes on income	11	-	99

Income (loss) after taxes on income	5,672	(3,237)	(3,989)
Income (loss) from discontinued operations, net	5,672	(3,237)	(3,989)

Attributable to:
Equity holders of the Company	4,877	(2,436)	(2,933)
Non-controlling interests	795	(801)	(1,056)

	5,672	(3,237)	(3,989)